SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2003

Daou Systems, Inc.

(Exact name of issuer as specified in charter)

DELAWARE	000-22073	33-0284454
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

412 Creamery Way, Suite 300

Exton, Pennsylvania 19341

(Address of principal executive offices)

(610) 594-2700

(Registrant’s telephone number, including area code)

Item 5.	Other Events.

On November 4, 2003, Daou Systems, Inc. issued a press release announcing its intention to discontinue providing support center management services to hospitals and IDNs. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99	Press release dated November 4, 2003, announcing the intention of Daou Systems, Inc. to discontinue providing support center management services to hospitals and IDNs.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAOU SYSTEMS, INC.

Date:	November 4, 2003	By:	/s/ John A. Roberts

John A. Roberts Acting Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description

99	Press release dated November 4, 2003, announcing the intention of Daou Systems, Inc. to discontinue providing support center management services to hospitals and IDNs.

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